Pledged Assets and Collateral	6 Months Ended
Sep. 30, 2025
Financial Instruments Pledged as Collateral [Abstract]
Pledged Assets and Collateral	PLEDGED ASSETS AND COLLATERAL
At September 30, 2025, assets mortgaged, pledged, or otherwise subject to lien were as follows:

September 30, 2025
(in millions)
Trading account securities	¥14,483,450
Investment securities	10,900,728
Loans	8,883,209
Other	24,100
Total	¥34,291,487
The above pledged assets were classified by type of liabilities to which they related as follows:

September 30, 2025
(in millions)
Deposits	¥15,659
Call money and funds purchased	192,910
Payables under repurchase agreements and securities lending transactions	25,082,094
Other short-term borrowings and long-term debt	8,999,143
Other	1,681
Total	¥34,291,487
At September 30, 2025, certain investment securities, principally Japanese national government and Japanese government agency bonds, loans and other assets with a combined carrying value of ¥27,852,688 million were pledged for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and Japanese Banks’ Payment Clearing Network, for derivative transactions and for certain other purposes.
The MUFG Group engages in on-balance sheet securitizations. These securitizations of mortgage and apartment loans, which do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents the carrying amount of these transactions with the carrying amount of the associated liabilities included in Other short-term borrowings and Long-term debt.
At March 31, 2025 and September 30, 2025, the cash collateral pledged for derivative transactions, which is included in Other assets, was ¥2,566,588 million and ¥3,428,864 million, respectively, and the cash collateral received for derivative transactions, which is included in Other liabilities, was ¥1,415,939 million and ¥1,080,428 million, respectively.